Exhibit 10M

                            FIRST AMENDING AGREEMENT

                            Made as of May 16th, 2003

                                      Among

                              STAKE TECHNOLOGY LTD.
                                  STAKE TECH LP
                            SUNRICH FOOD GROUP, INC.

                                  as Borrowers

                                     - and -

                       EACH OF THE FINANCIAL INSTITUTIONS
                               AND OTHER ENTITIES
                        FROM TIME TO TIME PARTIES HERETO

                                   as Lenders

                                     - and -

                       CERTAIN AFFILIATES OF THE BORROWERS

                                   as Obligors

                                     - and -

                                BANK OF MONTREAL

                                    as Agent

                                     - and -

                          HARRIS TRUST AND SAVINGS BANK

                              as US Security Agent

                            FIRST AMENDING AGREEMENT

This first amending agreement is made as of the 16th day of May, 2003

                                      AMONG

                       STAKE TECHNOLOGY LTD.
                       STAKE TECH LP
                       SUNRICH FOOD GROUP, INC.

                       as Borrowers

                                       and

                       EACH OF THE FINANCIAL INSTITUTIONS
                       AND OTHER ENTITIES
                       FROM TIME TO TIME PARTIES HERETO

                       as Lenders

                                       and

                       CERTAIN AFFILIATES OF THE BORROWERS

                       as Obligors

                                       and

                       BANK OF MONTREAL

                       as Agent

                                       and

                       HARRIS TRUST AND SAVINGS BANK

                       as US Security Agent

WITNESSES THAT WHEREAS:

      (a) the Lenders severally made credit facilities available to the Borrowers on the terms and conditions set out in an amended and restated credit agreement dated as of February 21, 2003 among the Borrowers, the Lenders, certain affiliates of the Borrowers, as Obligors, the Agent and the US Security Agent (the "Agreement"); and

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                                      -2-


      (b) the parties to the Agreement have agreed to amend the Agreement in the manner set forth herein in order to, among other things, increase Facility A by $2,500,000.

      NOW THEREFORE, in consideration of the premises and of the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties covenant and agree as follows:

                                   SECTION 1
                                 INTERPRETATION

1.1 Definitions from Agreement. Capitalized terms defined in the Agreement have the same meanings in this first amending agreement unless otherwise defined herein or the context expressly or by necessary implication requires otherwise. This first amending agreement is referenced herein as the "First Amending Agreement". For greater certainty, this First Amending Agreement amends the Agreement and the term "Agreement", as defined in the Agreement, includes (unless the context expressly or by necessary implication requires otherwise) this First Amending Agreement to the extent of such amendments. For purposes of this First Amending Agreement, the term "First Amending Closing Date" means May 16, 2003.

1.2 New and Revised Definitions. Section 1.1 of the Agreement is hereby amended as follows:

      (a) the definition of "Commitment" is amended in clause (a) thereof with respect to Facility A by deleting reference to "$5,000,000" and by inserting reference to "$7,500,000";

      (b)   the definition of "Facility A Borrowing Base" is amended in clause
            (a), (b), (c) and (d) thereof by adding the text ", Integrated, Kettle and Kettle US" after each reference to "Canadian Harvest" contained therein;

      (c) the definition of "Landlord" is amended by deleting both references to "a Borrower" contained therein and replacing the same with reference to "an Obligor";

      (d) the definition of "Obligor" is amended to include reference to ", Integrated, Kettle and Kettle US" immediately after reference to "Opta";

      (e) the following definitions are inserted in the Agreement at the appropriate alphabetical location:

            "Integrated" means Integrated Drying Systems Inc., a corporation incorporated under the laws of British Columbia and its successors and permitted assigns;

            "Kettle" means Kettle Valley Dried Fruits Ltd., a corporation incorporated under the laws of British Columbia, and its successors and permitted assigns; and

            "Kettle US" means Kettle Valley Dried Fruit Inc., a corporation incorporated under the laws of Washington, and its successors and permitted assigns.

1.3 Headings. The insertion of headings in this First Amending Agreement is for convenience of reference only and shall not affect the interpretation of this First Amending Agreement.

                                   SECTION 2
                              THE CREDIT FACILITIES

2.1 Credit Facilities. Section 3.1(a) of the Agreement is hereby amended such that the reference therein to "$5,000,000" is hereby deleted and replaced with reference to "$7,500,000".

2.2 Availability of Credit Facilities. Section 3.2(a) of the Agreement is hereby amended such that reference therein to "$5,000,000" is hereby deleted and replaced with reference to "$7,500,000".

2.3 Purpose. Section 3.5(a) of the Agreement is hereby amended such that the following text is added immediately after reference to the word "divisions" contained therein:

      ", including without limitation refinancing the working capital and expansionary capital needs of Integrated, Kettle and Kettle US".

                                   SECTION 3
                                   COVENANTS

3.1 Negative Covenants. Section 9.2(d) of the Agreement is hereby amended by deleting the word "and" and replacing it with ";" immediately before the reference to "(vii)" contained therein and by adding the following text immediately after the reference to "Claridge Debenture" contained therein:

      "; and (viii) unsecured Debt to the vendors of the shares of Integrated to Stake provided that such unsecured Debt does not exceed an aggregate principal amount of Cdn.$1,175,713.00 with interest payable thereon calculated at a rate of 5% per annum".

                                   SECTION 4
                                   SCHEDULES

4.1 Schedules. Schedules B, C, E, F, G, I, J and R appended to the Credit Agreement are deleted in their entirety and replaced, respectively, with Schedules B, C, E, F, G, I, J and R appended to this First Amending Agreement as Exhibit I.

                                   SECTION 5
                              CONDITIONS PRECEDENT

5.1 Conditions Precedent. The effectiveness of this First Amending Agreement and the Obligation of BMO to increase its Commitment under Facility A is subject to and conditional upon the satisfaction of the following conditions:

      (a) Delivery of Documents. The Agent or the US Security Agent, as applicable, shall have received Sufficient Copies, in form and substance satisfactory to the Agent or the US Security Agent, as applicable, of the following:

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                                      -4-


            (i) an Additional Obligor Counterpart duly executed by each of Integrated, Kettle and Kettle US;

            (ii)  this Agreement duly executed by all of the parties hereto;

            (iii) from Integrated: (A) Ontario law guarantee of the obligations of all Obligors (other than Integrated) owing to the Lenders;
                  (B) a general security agreement creating a security interest in all of the personal property, assets and undertaking of Integrated, including securities (or the equivalent) registered in every location where Integrated has assets; (C) a general assignment of book debts; (D) an assignment of all insurance policies, including but not limited to fire and all perils insurance on real property and policies insuring the assets of Integrated; and (E) an offset agreement regarding cash balances;

            (iv) from Kettle: (A) Ontario law guarantee of the obligations of all Obligors (other than Kettle) owing to the Lenders; (B) a general security agreement creating a security interest in all of the personal property, assets and undertaking of Kettle, including securities (or the equivalent) registered in every location where Kettle has assets; (C) a general assignment of book debts; (D) an assignment of all insurance policies, including but not limited to fire and all perils insurance on real property and policies insuring the assets of Kettle; and
                  (E) an offset agreement regarding cash balances;

            (v) from Kettle US: (i) Illinois law guarantee of the obligations of all Obligors (other than Kettle US) owing to the Lenders;
                  (ii) a general security agreement creating a security interest in all of the personal property, assets and undertaking of Kettle US, including securities (or the equivalent) registered in every location where Kettle US has assets; (iii) a certificate in respect of all insurance policies, including but not limited to fire and all perils insurance on real property and policies insuring the assets of Kettle US, indicating the US Security Agent and/or the Lenders as loss payee; and (iv) an offset agreement regarding cash balances;

            (vi) a Certificate of each of Integrated, Kettle and Kettle US dated as of the date hereof certifying that:

                  A. its constating documents and the by-laws, which shall be attached thereto, are complete and correct copies and are in full force and effect;

                  B. all resolutions and all other authorizations necessary to authorize the execution and delivery of and the performance by it of its obligations under the Additional Obligor Counterpart, the Agreement, the Security Documents and the other Documents to which it is a party and all the transactions contemplated thereby; and

                  C. all representations and warranties contained in the Agreement are true and correct as if made on the date of the Certificate.

            (vii) proforma consolidated financial statements of the Borrowers and Obligors for the remainder of 2003 after giving effect to the acquisition of Integrated, together with financial projections for fiscal years 2004 and 2005, prepared in good faith and based upon reasonable assumptions and consistent with the Borrowers' due diligence review in connection with the acquisition of Integrated;

            (viii)opinions of counsel to Integrated, Kettle and Kettle US, addressed to the Agent and each Lender and counsel to the Agent with respect to, inter alia, due authorization, execution, delivery and enforceability of the Documents executed by each of Integrated, Kettle and Kettle US;

            (ix) duly executed certificate(s) of insurance evidencing the insurance required under the Agreement in respect of each of Integrated, Kettle and Kettle US and endorsements of those policies each showing loss payable to the Agent or US Security Agent, as applicable;

            (x) a duly completed Environmental Checklist in the Agent's standard form in respect of each of Integrated, Kettle and Kettle US;

            (xi) the Unanimous Lenders shall have consented to (A) Stake's acquisition of all of the shares of Integrated, and (B) the increase in the Commitment under Facility A from $5,000,000 to $7,500,000;

            (xii) a Certificate of an officer of Stake certifying that its purchase of all of the shares of Integrated has been completed, on terms satisfactory to the Lenders, and providing to the Agent a true copy of the executed share purchase agreement entered into between Stake and the vendors of all of the shares of Integrated.

      (b) Payout and Discharge. All funds owed by Integrated, Kettle and Kettle US to those creditors identified (based upon information provided by Stake, Integrated, Kettle and Kettle US) by the Agent and the US Security Agent, as applicable, shall be repaid in full and all Liens and/or security registrations made in favour of such creditors shall be discharged or the Agent or the US Security Agent, as applicable, shall have received an undertaking from such creditors to discharge all such Liens and/or security registrations in form and substance satisfactory to the Agent or the US Security Agent, as applicable.

      (c) Registration of Security Documents. All registrations, recordings and filings of or with respect to the Security Documents which in the opinion of counsel to the Agent or the US Security Agent, as applicable, are necessary to render effective the Lien intended to be created thereby shall have been completed.

      (d) Fees. All fees payable in accordance with this First Amending Agreement on or before the First Amending Closing Date (including legal fees and expenses of the Agent and the US Security Agent) shall have been paid to the Agent.

      (e) Due Diligence. The Agent and the Lenders shall have completed their business, legal and accounting due diligence (including receipt of environmental checklists from

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                                      -6-


            Integrated, Kettle and Kettle US, together with a list of the contents of the inventory of each of Integrated, Kettle and Kettle
            US) with results satisfactory to them.

      (f) Market Change. No material adverse change or material disruption of the financial, banking or capital markets shall have occurred and be continuing, in each case, determined by the Agent in its sole and absolute discretion.

      (g) Material Adverse Change. No Material Adverse Change shall have occurred with respect to the Obligors.

      (h) Vendor Subordination. The vendors of certain of the shares of Integrated listed in Exhibit 2 hereto shall have entered into a subordination agreement in form and substance satisfactory to the Agent whereby such vendors acknowledge and agree in favour of the Agent that the Debt owed to such vendors is subordinate to the Debt of Integrated owing to the Agent and the Lenders under an in connection with the Agreement.

5.2 Waiver. The conditions stated in Section 5.1 are inserted for the sole benefit of the Agent, the US Security Agent and the Lenders and may only be waived by the Unanimous Lenders, in whole or in part, with or without terms or conditions.

                                   SECTION 6
                          ASSUMPTION AND CONFIRMATION

6.1 Continuance of Simply Organic. Stake represents and warrants to the Agent, the US Security Agent and each Lender that Simply Organic Co. Ltd., previously an Ontario corporation, was continued under the Canada Business Corporation Act as 4157648 Canada Inc. effective as of April 14, 2003 (the "Continuance"). Attached as Exhibit 3 hereto is a true and complete copy of the following documents in respect of 4157648 Canada Inc. (i) Articles of Continuance with Certificate of Continuance dated April 14, 2003, and
      (ii) by-laws.

6.2 Assumption and Confirmation. 4157648 Canada Inc. hereby confirms and acknowledges that, as the continuing corporation from the Continuance, it has succeeded, by operation of law, to all of the business, undertaking, property, assets, rights, entitlements, franchises, licences and permits of Simply Organic and to all of the covenants, agreements, debts, liabilities and obligations of Simply Organic under the Agreement and all Documents to which Simply Organic is a party. In furtherance of, and without limiting the effect of such provisions of law, 4157648 Canada Inc. hereby irrevocably and unconditionally (a) assumes, confirms and agrees to perform, observe, comply with and be bound by each and every covenant, agreement, term, condition, debt, liability, obligation, security interest, undertaking, appointment, duty and liability of Simply Organic contained in, existing under or created by any agreement entered into by Simply Organic in favour of the Agent, the US Security Agent or the Lenders and under any document or instrument executed and delivered or furnished by Simply Organic in connection therewith (collectively, the "Financing Agreements"), and (b) confirms and agrees that from and after the effective time of the Continuance all references to Simply Organic in the Financing Agreements shall be, and shall be deemed for all purposes to be, references to 4157648 Canada Inc., all with the same force and effect as if 4157648 Canada Inc. were a signatory to such Financing Agreements and the Financing Agreements are in all respects ratified and confirmed and shall remain in full force and effect.

                                   SECTION 7
                         REPRESENTATIONS AND WARRANTIES

7.1 Representations. Each of the Borrowers and the Obligors represent and warrant to the Agent, the US Security Agent and the Lenders that:

      (a) the Agreement, as amended by this First Amending Agreement, is its legal, valid and binding obligation, enforceable against each of the Borrowers and the Obligors in accordance with its terms, subject to
            (i) applicable bankruptcy, reorganization, moratorium or similar laws affecting creditors' generally, (ii) the fact that specific performance and injunctive relief may only be given at the discretion of the courts, and (iii) the equitable or statutory powers of the courts to stay proceedings before them and to stay the execution of judgments.;

      (b) the Agreement, as amended by this First Amending Agreement, does not conflict with any constating document, agreement, instrument or undertaking binding upon any Obligor or any of its properties; and

      (c) no Default or Event of Default now exists under the Agreement or will exist after giving effect to this First Amending Agreement.

                                   SECTION 8
                                    GENERAL

8.1 Severability. Any provision of this First Amending Agreement which is prohibited by the laws of any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition without invalidating the remaining terms and provisions hereof.

8.2 Costs, Expenses and Taxes. The Borrowers and the Obligors agree to pay, on demand, all reasonable costs and expenses of the Agent, the US Security Agent and the Lenders in connection with the preparation, execution, delivery, operation or enforcement of this First Amending Agreement and the Agreement including, without limitation, the reasonable fees and out-of-pocket expenses of third parties, the Lenders' counsel and other professionals engaged by the Lenders with respect to the preparation, negotiation and documentation of this First Amending Agreement, the Security Documents and the related closing documents with respect thereto and with respect to advising the Agent, the US Security Agent and the Lenders of their rights and responsibilities in connection with the continuing operation of the Agreement.

8.3 Form of Documents. All documents delivered under this First Amending Agreement or under the Agreement shall be in form and substance satisfactory to the Agent, the US Security Agent, the Lenders and their counsel.

8.4 Governing Law. This First Amending Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and of Canada applicable therein and shall be treated in all respects as an Ontario contract. The Obligors irrevocably attorn to the non-exclusive jurisdiction of the courts of the Province of Ontario.

8.5 Governing Documents. The Agreement as amended by this First Amending Agreement and all other Documents delivered pursuant to or referenced in the Agreement as amended by this First Amending Agreement constitute the complete agreement of the parties hereto with respect to the subject matter hereof and supersede any other agreements or understandings between the Borrowers, each of the Obligors, the Agent, the US Security Agent and the Lenders. Save as expressly amended by this First Amending Agreement, all other terms and conditions of the Agreement remain in full force and effect unamended.

8.6 Time of the Essence. Time shall be of the essence of this First Amending Agreement.

8.7 Acknowledgement of Obligors. By signing this First Amending Agreement, each of the Obligors, as applicable, confirms that the guarantees given by each of them to the Agent, the US Security Agent and the Lenders and all Security Documents given by each of them as collateral security for their respective obligations under their respective guarantees remains in full force and effect and continues to support all of the Borrowers' indebtedness and liabilities, present and future, to, the Agent, the US Security Agent and the Lenders including, without limitation, each Borrower's indebtedness and liabilities under the Agreement and the Security Documents granted by each such Borrower.

8.8 Counterparts. This First Amending Agreement may be executed and delivered in any number of counterparts, each of which when executed and delivered is an original but all of which taken together constitute one and the same instrument.

IN WITNESS WHEREOF the parties hereto have caused this First Amending Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


STAKE TECHNOLOGY LTD.                          By: "Jeremy Kendall"
2838 Hwy 7                                        ----------------------------
Norval, Ontario LOP 1KO                        Name: Jeremy Kendall
Attention: Chief Financial Officer             Title: Chairman & CEO
Fax: (905) 455-2529


STAKE TECH LP                                  By: "Jeremy Kendall"
                                                  ----------------------------
By: 1510146 Ontario Inc., its General          Name: Jeremy Kendall
Partner                                        Title: Chairman & CEO


SUNRICH FOOD GROUP, INC.                       By: "Jeremy Kendall"
                                                  ----------------------------
                                               Name: Jeremy Kendall
                                               Title: Chairman & CEO

TEMISCA, INC.                                  By: "Jeremy Kendall"
                                                  ----------------------------
                                               Name: Jeremy Kendall
                                               Title: Chairman & CEO


OPTA FOOD INGREDIENTS CANADA, LTD.             By: "Jeremy Kendall"
                                                  ----------------------------
                                               Name: Jeremy Kendall
                                               Title: Chairman & CEO


1510146 ONTARIO INC.                           By: "Jeremy Kendall"
                                                  ----------------------------
                                               Name: Jeremy Kendall
                                               Title: Chairman & CEO


3060385 NOVA SCOTIA COMPANY                    By: "Jeremy Kendall"
                                                  ----------------------------
                                               Name: Jeremy Kendall
                                               Title: Chairman & CEO


DRIVE ORGANICS CORPORATION                     By: "Jeremy Kendall"
                                                  ----------------------------
                                               Name: Jeremy Kendall
                                               Title: Chairman & CEO


SUNRICH, INC.                                  By: "Jeremy Kendall"
                                                  ----------------------------
                                               Name: Jeremy Kendall
                                               Title: Chairman & CEO


NORTHERN FOOD AND DAIRY INC.                   By: "Jeremy Kendall"
                                                  ----------------------------
                                               Name: Jeremy Kendall
                                               Title: Chairman & CEO


NORDIC ASEPTIC, INC.                           By: "Jeremy Kendall"
                                                  ----------------------------
                                               Name: Jeremy Kendall
                                               Title: Chairman & CEO

STAKE TECHNOLOGY LLC                           By: "Ricky W. Johnson"
                                                 -----------------------------
                                               Name: Ricky Johnson
                                               Title:


VIRGINIA MATERIALS INC.                        By: "Jeremy Kendall"
                                                  ----------------------------
                                               Name: Jeremy Kendall
                                               Title: Chairman & CEO


INTERNATIONAL MATERIALS & SUPPLIES INC.        By: "Jeremy Kendall"
                                                  ----------------------------
                                               Name: Jeremy Kendall
                                               Title: Chairman & CEO


4157648 CANADA INC.                            By: "Jeremy Kendall"
                                                  ----------------------------
                                               Name: Jeremy Kendall
                                               Title: Chairman & CEO:


CANADA HARVEST PROCESS LTD.                    By: "Jeremy Kendall"
                                                  ----------------------------
                                               Name: Jeremy Kendall
                                               Title: Chairman & CEO


632100 B.C. LTD.                               By: "Jeremy Kendall"
                                                  ----------------------------
                                               Name: Jeremy Kendall
                                               Title: Chairman & CEO


OPTA FOOD INGREDIENTS, INC.                    By: "Jeremy Kendall"
                                                  ----------------------------
                                               Name: Jeremy Kendall
                                               Title: Chairman & CEO


INTEGRATED DRYING SYSTEMS INC.                 By: "John Dietrich"
                                                  ----------------------------
                                               Name: John Dietrich
                                               Title: VP Finance & CFO


KETTLE VALLEY DRIED FRUITS LTD.                By: "John Dietrich"
                                                  ----------------------------
                                               Name: John Dietrich
                                               Title: VP Finance & CFO

KETTLE VALLEY DRIED FRUIT INC.               By: "John Dietrich"
                                                ---------------------------
                                             Name: John Dietrich
                                             Title: VP Finance & CFO


BANK OF MONTREAL                             By: "K. W. Everett"
in its capacity as Agent                        ---------------------------
                                             Name: K. W. Everett
Corporate Finance                            Title: Senior Manager, Syndications
100 King Street West
11th Floor
Toronto, Ontario
M5X 1A1
Attention: Senior Manager
Fax: (416) 360-7168


HARRIS TRUST AND SAVINGS BANK                By: "Shane Koonce"
in its capacity as US Security Agent            ---------------------------
                                             Name: Shane Koonce
                                             Title: Vice President


                                             By:
                                                ---------------------------
                                             Name:
                                             Title:


BANK OF MONTREAL                             By: "G. C. Card"
in its capacity as Lender                       ---------------------------
                                             Name: G. C. Card
                                             Title: Director, Corporate Finance


                                             By:
                                                ---------------------------
                                             Name:
                                             Title:

BANK OF MONTREAL                             By: "Shane Koonce"
(Chicago Branch)                                ---------------------------
in its capacity as Lender                    Name: Shane Koonce
                                             Title: Vice President

                                             By:
                                                ---------------------------
                                             Name:
                                             Title:


HARRIS TRUST AND SAVINGS BANK                By: "Shane Koonce"
in its capacity as Lender                       --------------------------
                                             Name: Shane Koonce
                                             Title: Vice President


                                             By:
                                                ---------------------------
                                             Name:
                                             Title:


CANADIAN IMPERIAL BANK OF COMMERCE           By: "Peter Ferrante"
in its capacity as Lender                       ----------------------------
                                             Name: Peter Ferrante
                                             Title: Manager, Commercial Credit

                                             By: "Guy Cloutier"
                                                ---------------------------
                                             Name: Guy Cloutier
                                             Title: Director


CIBC New York Agency                         By: "Dominic Sorresso"
in its capacity as Lender                       ------------------------------
                                             Name: Dominic Sorresso
                                             Title: Executive Director

                                             By:
                                                ---------------------------
                                             Name:
                                             Title:

                                    EXHIBIT I

                     See the attached replacement Schedules

                                    EXHIBIT 2

1.    John L. Boot

2.    Linda Joy Boot

3.    Russell Visser

                                    EXHIBIT 3

    See the attached constating documents in respect of 4157648 Canada Inc.